EXHIBIT 1.1



                                1,600,000 Shares*

                             Boston Biomedica, Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                               ___________, 1996
OSCAR GRUSS & SON INCORPORATED
KAUFMAN BROS., L.P.
c/o Oscar Gruss & Son Incorporated
74 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Boston Biomedica, Inc., a Massachusetts corporation (the "COMPANY"), proposes to issue and sell 1,600,000 shares (the "FIRM SHARES") of Common Stock of the Company, $.01 par value (the "COMMON STOCK"), to you (the "UNDERWRITERS") as set forth on Schedule I hereto. In addition, the Company has agreed to grant to you an option (the "OPTION") to purchase up to an additional 240,000 shares of Common Stock (the "OPTION SHARES") on the terms and for the purposes set forth in Section 1(b) below. The Firm Shares and the Option Shares are referred to collectively herein as the "SHARES."

         It is understood that, subject to the conditions hereinafter stated, the Firm Shares will be sold to you. The Company confirms its agreement with the Underwriters as follows:

--------
* Plus an option to purchase up to an additional 240,000 shares to cover over-allotments.









1.       AGREEMENT TO SELL AND PURCHASE

         a. On the basis of the representations, warranties and agreements herein contained and subject to all the terms and conditions of this Agreement,
(i) the Company agrees to issue and sell the Firm Shares to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $______ for each Firm Share.

         b. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "OPTION SHARES NOTICE") by the Underwriters to the Company no later than 12:00 noon, New York City time, at least two and no more than three business days before the date specified for closing in the Option Shares Notice (the "OPTION CLOSING DATE"), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of the Firm Shares that such Underwriter is purchasing, as adjusted by the Underwriters in such manner as they deem advisable to avoid fractional shares.

         c. Subject to the terms and conditions herein set forth, on the Closing Date (as defined below), the Company shall issue to Oscar Gruss & Son Incorporated ("OSCAR GRUSS") and Kaufman Bros., L.P., in their individual capacity, warrants in the form attached hereto as Exhibit A (the "REPRESENTATIVES' WARRANTS") to purchase ___________ and __________ shares of Common Stock, respectively [an aggregate of 160,000 shares], at an exercise price equal to 135% of the price per Firm Share.

2.       DELIVERY AND PAYMENT

         Delivery of the Firm Shares shall be made to the Underwriters against payment of the purchase price by certified or official bank check payable in New York Clearing House (next-day) funds to the order of the Company at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, at 10:00 a.m., New York Time, on the third (or, if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), after 4:30 p.m. New York Time, the fourth) full business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than five business days after the date of this Agreement, as may be agreed upon by the Company and the Underwriters (such date is hereinafter referred to as the "CLOSING DATE").

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Underwriters shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or the sale to such Underwriter of the Shares sold by such entity.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents, warrants and covenants to each Underwriter that:

         a. A registration statement (Registration No. 333-10759) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations (collectively referred to as the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement, amendments and exhibits thereto and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If the registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "REGISTRATION STATEMENT" means the registration statement as amended at the time it becomes or became effective (the "EFFECTIVE DATE"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule
462(b) under the Act (an "ABBREVIATED REGISTRATION STATEMENT"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "PROSPECTUS" means (i) if the Company relies on Rule 434 of the Rules and Regulations, the Term Sheet that is first filed pursuant to Rule 424(b)(7) under the Act, together with the preliminary prospectus identified therein that such Term Sheet supplements, (ii) if the Company does not rely on Rule 434 of the Rules and Regulations, the prospectus first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; or (iii) if the Company does not rely on Rule 434 of the Rules and Regulations and if no prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations, the prospectus included in the Registration Statement. The term "TERM SHEET" means any term sheet that satisfies the requirements of Rule 434 of the Rules and Regulations.

         b. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it complied in all material respects with the applicable requirements of the Act and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Effective Date, the date the Term Sheet, if utilized, is first filed with the Commission pursuant to Rule 424(b), the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. At the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Term Sheet, the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the first two paragraphs
under  the  heading   "Underwriting"  in  the  Prospectus
constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement.

         c. The Company is, and each of BTRL Contracts and Services, Inc. and BBI North American Clinical Laboratories, Inc. (collectively, the "SUBSIDIARIES") are, and at the Closing Date and, if later, the Option Closing Date will be, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company and the Subsidiaries have, and at the Closing Date and, if later, the Option Closing Date will have, full power and authority to conduct all the activities conducted by them, to own or lease all the assets owned by or leased by them, and to conduct their business as described in the Registration Statement and the Prospectus. The Company is, and the Subsidiaries are, and at the Closing Date and, if later, the Option Closing Date they will be, duly licensed or qualified to do business and in good standing as foreign corporations in all jurisdictions in which the nature of the activities conducted by them or the character of the assets owned or leased by them makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company and its Subsidiaries, taken as a whole, their business, properties, business prospects, condition (financial or otherwise) net worth or results of operations. The Subsidiaries are the only subsidiaries (as defined in the Act) of the Company. Except as set forth in the Prospectus, the Company and the Subsidiaries (i) do not own, and at the Closing Date and, if later, the Option Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation (except, in the case of the Company, for the Subsidiaries) or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity and (ii) are not, and at the Closing Date and, if later, the Option Closing Date will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the articles of incorporation, the bylaws or other organizational documents of the Company and the Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to Closing Date or, if later, the Option Closing Date.

         d. The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, were issued in compliance with all applicable state and federal securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus; the Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable and the Shares will conform to the description thereof contained in the Prospectus; the shares of Common Stock issuable by the Company upon the exercise of the Representatives' Warrants have been duly authorized, and, when issued and paid for in accordance with the terms of the Representatives' Warrants, will be validly issued, fully paid and nonassessable; and no preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares or with respect to the Common Stock issuable upon the exercise of the Representatives' Warrants. The Company has reserved and will keep available for the exercise of the Representatives' Warrants such number of authorized but unissued shares of Common Stock to permit the exercise in full of the Representatives' Warrants. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, or any such warrants, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares by the Company as contemplated herein. The Company owns of record and beneficially, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, the capital stock of the Subsidiaries and there are no other owners of any securities of any kind issued by or related to the Subsidiaries.

         e. The financial statements and schedules included in the Registration Statement or the Prospectus comply in all material respects with the requirements of the Act and the Rules and Regulations, and present fairly the financial condition of the Company and the Subsidiaries as of the respective dates thereof and the results of operations, changes in shareholders' equity and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Coopers & Lybrand L.L.P., who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

         f. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of outstanding options to purchase the Company's Common Stock granted pursuant to the Company's stock option plans from the reserves as described in the Registration Statement, which shares received upon exercise will be subject to the lock-up agreements described in Section 5(i) below), or any material adverse change, or any development which could reasonably be expected to involve a prospective material adverse change, in the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company and the Subsidiaries, taken as a whole, arising for any reason whatsoever, (ii) the Company and the Subsidiaries, taken as a whole, have not incurred nor will they incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor have they entered into nor will they enter into, except in the ordinary course of business as described in the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

         g. Neither the Company nor any of the Subsidiaries is, and upon the sale of the Shares to be issued and sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         h. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary, or any of their officers in their capacity as such, nor any basis therefor, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially and adversely affect the Company and the Subsidiaries, taken as a whole, or their respective, business, properties, business prospects, condition (financial or otherwise), net worth or results of operations. Neither the Company nor any of the Subsidiaries is involved in any strike, job action or labor dispute, and to the Company's best knowledge no such action or dispute is threatened.

         i. The Company and the Subsidiaries have, and at the Closing Date and, if later, the Option Closing Date will have, performed all their obligations required to be performed by them as of such date, and neither the Company nor any Subsidiary is, and at the Closing Date nor, if later, the Option Closing Date will be, nor with the passage of time or the giving of notice or both would be, in violation of its certificate of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or the Subsidiaries, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness to which any of them a party or by which their property is bound or affected, which violation or default might materially and adversely affect the Company and the Subsidiaries, taken as a whole, or their business, properties, business prospects, condition (financial or otherwise), net worth or results of operations. To the Company's best knowledge, no other party under any contract or other instrument to which the Company or its Subsidiaries are a party is in default in any respect thereunder, which default would materially and adversely affect the Company and the Subsidiaries, taken as a whole, or their business, properties, business prospects, condition (financial or otherwise), net worth or results of operations. The Company and the Subsidiaries are not, and at the Closing Date and, if later, the Option Closing Date will not be, in violation of any provision of their respective articles of incorporation, bylaws or other organizational documents.

         j. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the issuance and sale of the Shares and the Representatives' Warrants by the
Company, the execution, delivery or performance of the Agreement and the Representatives' Warrants by the Company or the consummation by the Company of the transactions on its part contemplated herein and in the Representatives' Warrants, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

         k. The Company has full corporate power and authority to enter into this Agreement and the Representatives' Warrants, to issue and sell the Shares and the Representatives' Warrants and to perform its respective obligations thereunder. The execution, delivery and performance of this Agreement and the Representatives' Warrants has been duly and validly authorized by the Company, and each of this Agreement and the Representatives' Warrants has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The performance of this Agreement and the Representatives' Warrants and the consummation of the transactions contemplated hereby and thereby will not, with or without notice, the passage of time or both, result in the imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under the articles of incorporation, bylaws or other organizational documents of the Company and any Subsidiary, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company and any Subsidiary, presently in effect, a breach or violation of which, a default under which, a termination of which, an acceleration under which, or a conflict with which would materially and adversely affect the Company and any Subsidiary, taken as a whole, and their business, properties, business prospects, condition (financial or otherwise), net worth or results of operations.

         l. The Company and the Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Prospectus and those which, individually and in the aggregate, are not material in amount or which, individually and in the aggregate, do not adversely affect the use made or proposed to be made of such properties and assets by the Company and the Subsidiaries. The Company and the Subsidiaries, as lessees, have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by them. The agreements to which the Company or any Subsidiary are a party described in the Prospectus are valid agreements, enforceable by the Company or any Subsidiary (as applicable), except as the enforcement thereof may be limited by bankruptcy and laws relating to the rights and remedies of creditors generally or by the availability of general equitable remedies. The Company any the Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted.

         m. There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary, constitute valid and binding agreements of the Company or the Subsidiary and are enforceable against the Company or the Subsidiary and by the Company or the Subsidiary against the other parties thereto in accordance with the terms thereof, except as to (i) bankruptcy and laws relating to the rights and remedies of creditors generally and (ii) the availability of equitable remedies.

         n. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by
Section 5 of this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

         o. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         p.  No  holder  of   securities  of  the  Company  has  rights  to  the
registration of any securities of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement which rights have not been validly waived by the holder or otherwise satisfied as of the date hereof. Except as disclosed in the Prospectus under the caption "Shares Eligible For Future Sale," no person has the right to require registration under the Act of any Common Stock or other securities of the Company.

         q. The Common Stock is listed and duly admitted to trading on the Nasdaq National Market (the "NASDAQ NATIONAL MARKET"), and the Company has received notification that the quotation by the Nasdaq National Market of the Shares has been approved, subject to official notice of issuance of the Shares.

         r. (i) The Company and the Subsidiaries, taken as a whole, have all trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations necessary to conduct their business as now conducted, except where the failure to have any such right would not have a material and adverse effect on the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations; (ii) the Company and the Subsidiaries are not infringing any copyrights, trade secrets or other similar rights, trademarks, trade name rights or patent rights of others where such infringement would have a material and adverse effect on the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations; and (iii) no claim has been made against the Company regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which would have a material and adverse effect on the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations.

         s. The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed, which returns are complete and correct in all material respects, and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. All payroll withholdings required to be made by the Company or any Subsidiary with respect to employees have been made. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional taxes. The Company has no tax deficiency which has been or might be asserted or threatened against the Company which could have a material and adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise), net worth or results of operations.

         t. The Company and its Subsidiaries own or possess all authorizations, approvals, orders, licenses, registrations, certificates and permits of and from, and have made all declarations and filings with, all governmental regulatory officials and bodies necessary to conduct their business as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, certificates and permits or make such declarations and filings would not, individually or in the aggregate, materially and adversely affect the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations. There is no proceeding pending or, to the knowledge of the Company, threatened, or any basis therefor known to the Company, which may cause or allow any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed or result in any material impairment of the rights thereunder; and the Company and its Subsidiaries are conducting their business in compliance with all laws, rules and regulations applicable thereto, except where any such failure to comply would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations. Except as described in the Registration Statement and the Prospectus, none of such authorizations, approvals, orders, licenses, registrations, certificates or permits contains any restriction that is materially burdensome to the Company and the Subsidiaries, taken as a whole.

         u. The Company and the Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company and the Subsidiaries are in compliance with the terms of such policies in all material respects. The Company and the Subsidiaries have not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it and the Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or their business, properties, business prospects, condition (financial or otherwise), net worth or results of operations. There are no material claims by the Company or any of the Subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause.

         v. The Company and the Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective business and
(iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations.

         w. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or their respective business, properties, business prospects, condition (financial or otherwise), net worth or results of operations.

         x. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

         y. The Company has not distributed  and, prior to the later to occur of
(i) the Closing Date or (ii) completion of the distribution of the Shares, will not distribute without the prior written consent of the Underwriters any offering material in connection with the offering and sale of the Shares other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act and the Rules and Regulations. The Company is not involved in any labor dispute and, to the knowledge of the Company, no such dispute is threatened.

         z. Neither the Company nor its officers, directors, employees or agents have taken or will take, directly or indirectly, (i) any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (ii) since the filing of the Registration Statement, except in connection with the sale of the Shares, (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting the purchase of, the Shares or (B) paid or agreed to pay any person any compensation for soliciting another to purchase any other securities of the Company.

         aa. The Company has obtained from each of its directors, officers and the other shareholders specified by the Representatives a written agreement that, for a period of 180 days from the date of the Prospectus, he, she or it will not, without the prior written consent of Oscar Gruss, offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any security convertible into, or exchangeable or exercisable for, shares of Common Stock or other securities of the Company.

         bb. The Company has complied with all provisions of Florida Statutes, ss. 517.075, relating to issuers doing business with Cuba.

         cc. The Company has no liability or obligation of any nature (absolute, accrued, contingent or otherwise) which is not fully reflected or adequately reserved against in the balance sheet at June 30, 1996, except for liabilities
(i) incurred in the ordinary course of business and not required under generally accepted accounting procedures to be reflected on the balance sheet, (ii) incurred since June 30, 1996 in the ordinary course of business and consistent with past practice, or (iii) described in the Prospectus. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accounting for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) reserves for obsolete inventory, bad debts and sales returns and allowances are adequate.

         Any certificate signed by an officer of the Company and delivered to the Underwriters or counsel for the Underwriters at a closing hereunder shall be deemed a representation and warranty of the Company to each Underwriter as to the matters covered thereby as of the date thereof.

4.       AGREEMENTS OF THE COMPANY

         The Company agrees with the several Underwriters as follows:

         a. The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

         b. The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Underwriters and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the third sentence of Section 4(e) that makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading, and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus, the Term Sheet or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration
Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of, and make all requisite filings with the Commission pursuant to, said Rule 430A and, if a Term Sheet is used, Rule 434 and to notify the Underwriters promptly of all such filings.

         c. The Company will furnish to the Underwriters without charge three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and will furnish to the Underwriters, without charge, for transmittal to each of the other Underwriters, such number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, but without exhibits, as you may reasonably request.

         d. The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

         e. On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents, subject to the provisions of the following sentence, to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during the nine-month period referred to in Section 10(a)(3) of the Act any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request and, in case any Underwriter is required to deliver a prospectus after such nine month period, the Company upon request, but at the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

         f. Prior to any public offering of the Shares, the Company will cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

         g. During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives, and each other Underwriter who may so request, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives, and each other Underwriter who may so request, a copy of each annual or other report it shall be required to file with the Commission.

         h. The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for the applicable 12-month period after the Effective Date, satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

         i. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Term Sheet, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement among Underwriters, any Dealer Agreements and any Underwriters' Questionnaires, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus, the Term Sheet and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the Nasdaq National Market, (vi) any filings required to be made by the Underwriters with the NASD, including the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees, disbursements and other charges to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein), (ix) the transfer agent for the Shares,
(x) informational meetings and (xi) the "tombstone" advertisement with respect to the Shares. In addition to the Company's responsibility for payment of the foregoing expenses, the Company shall pay to the Underwriters a non-accountable expense allowance equal to one percent (1%) of the gross proceeds from the sale of the Shares (including in such amount the proceeds from any sale of the Option Shares), of which $40,000 has been paid to date. If the offering is not consummated, the Underwriters will be entitled to reimbursement for actual out-of-pocket expenses, and will return to the Company any unused portion of the $40,000. If the Offering is not consummated, the Underwriters will return to the Company any unused portion of the pre-paid expense allowance.

         j. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith. The Company shall reimburse Oscar Gruss within five days of termination of this Agreement.

         k. The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

         l. The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under "Use of Proceeds," and shall file such reports with the Commission with respect to the sale of the Company Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

         m. During the period of 180 days commencing at the Closing Date, without the prior written consent of Oscar Gruss, which consent may be withheld in the sole discretion of Oscar Gruss and other than pursuant to the exercise of outstanding warrants and stock options or otherwise pursuant to the Company's stock option plan disclosed in the Prospectus, the Company will not issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security. During a period of 180 days after the Closing Date, the Company will not file a registration statement for the purpose of registering any securities of the Company without the prior written consent of Oscar Gruss, which consent may be withheld in its sole discretion. The Company will not, for a period of two years from the date hereof, without the prior written approval of Oscar Gruss, propose or enter into any arrangement not existing on the date hereof, for the granting or awarding of the stock options.

         n. The Company will cause each of its officers, directors, and shareholders holding in the aggregate at least ______ shares of Common Stock to enter into lock-up agreements with the Underwriters to the effect that they will not, without the prior written consent of Oscar Gruss, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in Exhibit B hereto.

5.       CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS

         The obligations of each Underwriter hereunder are subject to the following conditions:

         a. Notification that the Registration Statement has become effective shall be received by the Underwriters not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Underwriters and all filings required by Rule 424, Rule 430A and Rule 434 of the Rules and Regulations shall have been made.

         b. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters do not object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their knowledge), to the effect of clauses (i), (ii) and (iii) of this Section 5(b).

         c. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change, or any development involving a prospective material adverse change, in the general affairs, business, business prospects, properties, management, condition (financial or otherwise), net worth or results of operations of the Company or any Subsidiary, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) neither the Company nor any Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake or other casualty, whether or not covered by insurance, or from any labor dispute or any court of legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

         d. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted or threatened against the Company or any Subsidiary or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

         e. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

         f. The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, from Brown, Rudnick, Freed & Gesmer, P.C., counsel to the Company, covering the following matters:

                  (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Massachusetts, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification except where the failure so to qualify does not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company;

                  (ii) each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under its jurisdiction of organization and is qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification except where the failure so to qualify does not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of such Subsidiary. Except for the Subsidiaries, the Company does not have any active subsidiaries or own or control any other corporation, association, or other business entity;

                  (iii) the authorized capital stock of the Company conforms to the description thereof contained in the Prospectus;

                  (iv) the authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus as of the date therein; the shares of Common Stock outstanding prior to the issuance of the Firm Shares (or, with respect to the opinion to be delivered on the Option Closing Date, prior to the issuance of the Company Option Shares) have been duly authorized and are validly issued, fully paid and nonassessable, have been issued pursuant to exemptions from the registration and qualification requirements of federal and applicable state securities laws, were not issued in violation of or subject to any preemptive rights or, to the best of such counsel's knowledge, other rights to subscribe for or purchase any securities, and conform to the description thereof contained in the Prospectus;

                  (v) the specimen certificate evidencing the Company's Common Stock filed as an exhibit to the Registration Statement is in due and proper form under Massachusetts law; the Shares have been duly authorized and, when the certificates evidencing the Shares have been issued and delivered in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable; the issuance of such Shares is not subject to any preemptive rights or, to the best of such counsel's knowledge, other rights to subscribe for or purchase securities; and the Common Stock conforms in all material respects to the description thereof contained in the Prospectus;

                  (vi) the Representatives' Warrants have been duly authorized, executed and delivered by the Company and the Company has all requisite corporate power and authority to execute the Representatives' Warrants; the Representatives' Warrants are enforceable against the Company in accordance with their terms; the shares of Common Stock issuable upon the exercise of the Representatives' Warrants have been reserved for such issuance and, when issued in accordance with the terms of the Representatives' Warrants, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and, to the best of such counsel's knowledge, other rights to subscribe for or purchase securities; and the Representatives' Warrants conform in all material respects to the description thereof contained in the Prospectus;

                  (vii) the Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened by the Commission; any required filing of the Prospectus or of the Term Sheet and any supplement thereto pursuant to Rule 424(b) or Rule 434 of the Rules and

Regulations has been made in the manner and within the time period required by such Rule 424(b) and Rule 434;

                  (viii) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements, schedules and financial information included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the Rules and Regulations.

                  (ix) this Agreement has been duly authorized, executed and delivered by the Company, and the Company has all requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

                  (x) this Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to (A) rights to indemnity and contribution thereunder which may be limited by applicable law, (B) bankruptcy and laws relating to the rights and remedies of creditors generally, and (C) the availability of equitable remedies; the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Representatives' Warrants do not contravene any provision of applicable law, statute, rule or regulation or the articles of incorporation, bylaws or other organizational documents of the Company and the Subsidiaries or any agreement or other instrument binding upon the Company or any Subsidiary that is filed as an exhibit to the Registration Statement or is known to such counsel, or any judgment or decree known to such counsel of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, presently in effect and a breach or violation of which, a default under which, a termination of which, an acceleration under which, or a conflict with which would materially and adversely affect the Company and the Subsidiaries, taken as a whole, or their business, properties, business prospects, financial condition or results of operations, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Representatives' Warrants, except such as may have been obtained under the Act and the Exchange Act and such as required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

                  (xi) the statements in the Prospectus insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters of law;

                  (xii) each of the Company and each Subsidiary has all necessary approvals, orders, licenses, registrations, certificates and permits of and from and have made all declarations and filings with all governmental regulatory officials and bodies necessary to conduct their business as described in the Prospectus, except where the failure to have all such authorizations, approvals, orders, licenses, registrations, certificates and permits or make such declarations or filings would not, individually or in the aggregate, have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (xiii) neither the Company nor any of the Subsidiaries is an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xiv) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any Subsidiary are a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described;

                  (xv) to such counsel's knowledge, no holder of securities of the Company has rights which have not been waived to require the Company to register with the Commission shares of Common Stock or other securities as part of the offering contemplated hereby;

                  (xvi) such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or Prospectus or any supplements or amendments thereto which are required to be filed and are not so filed as required, and each description of such contracts and documents as is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations;

                  (xvii) as of the Effective Date, the Shares were duly authorized for quotation on the Nasdaq National Market upon official notice of issuance.

         Such counsel shall also state that such counsel has participated in conferences with representatives of the Underwriters, officers and representatives of the Company and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in Section 5(f)(xi)), on the basis of the foregoing, nothing has come to the attention of such counsel that leads them to believe that (except for financial statements, schedules and financial information, as to which such counsel need not express any belief), the Registration Statement and the Prospectus, as amended, included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented, if applicable, as of the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering the foregoing opinions, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the Commonwealth of Massachusetts, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date or the Option Closing Date, as the case may be.

         g. The Underwriter shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, from Buc and Beardsley, regulatory counsel for the Company, covering the following matters:

                  (i) Any statements set forth in the Registration Statement and the Prospectus under the captions "Risk Factors -- Stringent Government Regulation" and "Business -- Government Regulation" (collectively, the "FDA PORTION") constitute an accurate summary in all material respects of restrictions applicable to the business of the Company arising under the Federal Food, Drug, and Cosmetic Act (the "FFDCA") or the regulations thereunder or the FDA regulation of the business or operations of the Company, or of any legal matters, documents or proceedings referred to therein and relating to the FFDCA or the FDA's regulation of the business or operations of the Company or the Company's compliance therewith.

                  (ii) To counsel's knowledge, the Company has filed with the FDA for and received approval of all applications, licenses, registrations, and permits ("REGULATORY AUTHORIZATIONS") necessary to conduct the business of the Company described in the Registration Statement and the Prospectus.

                  (iii) Based upon a review of the FDA Portion, counsel has no reason to believe that the information contained in the FDA Portion of the Registration Statement and the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that on the Closing Date or the Option Closing Date, as the case may be, the information contained in the FDA Portion of the Prospectus or any amendments or supplements to the FDA Portion of the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading.

         h. The Underwriters shall have received from the Company the duly executed Representatives' Warrants.

         i. The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, from Fulbright & Jaworski L.L.P., counsel to the Underwriters, with respect to the

Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Underwriters.

         j. The Underwriters shall have received, on or prior to the date hereof, agreements from all directors, officers and certain shareholders of the Company in the form attached as Exhibit B hereto holding in the aggregate at least ____ shares of Common Stock, stating that each of such persons, without the prior written consent of Oscar Gruss, will not offer to sell, contract to sell, sell, distribute, grant any option to purchase, pledge, hypothecate or otherwise dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exchangeable for Common Stock of the Company (including, without limitation, Common Stock of the Company that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and Common Stock that may be issued upon exercise of a stock option or warrant), or rights to acquire such Common Stock, for a period of 180 days from the date hereof.

         k. At the Effective Date and concurrently with the execution and delivery of this Agreement, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date, and, as to the Option Shares, the Option Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from each accountant, that nothing has come to their attention during the period from the date of each letter referred to in the prior sentence to a date (specified in each letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

         l. Concurrently with the execution and delivery of this Agreement and at the Closing Date and, with respect to the Option Shares, the Option Closing Date, there shall be furnished to the Underwriters a certificate, dated the date of its delivery, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                  (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

                  (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

         m. The Shares shall be qualified for sale in such jurisdictions as the Underwriters may, pursuant to the provisions of Section 4(f), reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

         n. Prior to the Closing Date, the Shares shall have been duly authorized for listing on the Nasdaq National Market upon official notice of issuance.

         o. The Company shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

6.       INDEMNIFICATION

         a. The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Underwriter, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages (i) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration
Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, (ii) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein, or (iii) arise out of or are based upon any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the first two paragraphs under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that the Company might otherwise have.

         b. Each Underwriter will indemnify and hold harmless the Company, each director of the Company and each officer of the Company who signs the Registration Statement and each person, if any, who controls, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Company, to the same extent as the foregoing indemnity from the Company to each Underwriter, as set forth in Section 6(a), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the first two paragraphs under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

         c. Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) there are legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) the indemnified party has reasonably concluded that a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).

         d. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms, but for any reason is held to be unavailable from the Company or the Underwriters, the indemnifying party will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Underwriters. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence, but also the relative fault of the Company and the Underwriters with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld or delayed).

         e. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor, or (iii) any termination of this Agreement

7.       REIMBURSEMENT OF CERTAIN EXPENSES

         In addition to its other obligations under Section 6(a) of this Agreement, the Company hereby agrees to reimburse the Underwriters on a quarterly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon in whole or part, (i) as described in Section 6(a), any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, (ii) any inaccuracy in the representations and warranties of the Company contained herein, or (iii) any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 7 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

8.       TERMINATION

         The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Underwriters, without liability on the part of any Underwriter to the

Company if, prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Underwriters, (a) trading in any of the equity securities of the Company shall have been suspended by the Commission or by the Nasdaq National Market, (b) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (c) a general banking moratorium shall have been declared by either Federal or New York State authorities, (d) any material adverse change in the financial or securities markets in the United States, or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crises, shall have occurred, the effect of which is such as to make it, in the sole judgment of the Underwriters, impracticable to market the Shares, (e) there has been a material adverse change since the respective dates as of which information is given in the Registration Statement and the Prospectus in the general affairs, business, business prospects, properties, management, condition (financial or otherwise), net worth or results of operations of the Company or any Subsidiary, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, or (f) the Company or any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other government action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

9.       SUBSTITUTION OF UNDERWRITERS

         If any one or more of the Underwriters shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares, the other Underwriters shall be obligated, severally, to purchase the

Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Shares which all such nondefaulting Underwriters have so agreed to purchase, or in such other proportions as the Underwriters may specify, provided that in no event shall the maximum number of Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of such number of Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Shares and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Shares and arrangements satisfactory to the Underwriters and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case which does not result in termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.      MISCELLANEOUS

         Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the offices of the Company, 375 West Street, West Bridgewater, Massachusetts 02379,, Attention: President, with a copy to Steven
R. London, Esq., Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111, and (b) if to the Underwriters, c/o Oscar Gruss & Son Incorporated, 74 Broad Street, New York, New York 10004, Attention: Stephen McGrath, Managing Director, with a copy to Paul Jacobs, Esq., Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103. Any such notice shall be effective only upon receipt. Any notice may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "SUCCESSORS AND ASSIGNS" as used in this Agreement shall not include a purchaser, as such, of Shares from any of the several Underwriters.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         This Agreement may not be amended or modified except in a writing signed by both parties.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Please confirm that the foregoing correctly sets forth the Agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       BOSTON BIOMEDICA, INC.




                                       By: ____________________________________

                                       Title: _________________________________




The foregoing Agreement is hereby confirmed and accepted as of the date first above written on behalf of themselves and the other several Underwriters named in Schedule
I hereto.

KAUFMAN BROS., L.P.
As Representatives of the several Underwriters

By:  OSCAR GRUSS & SON INCORPORATED



By: _______________________________

Title: _______________________________

                                   SCHEDULE I
                            SCHEDULE OF UNDERWRITERS


                                                                   NUMBER OF
                                                                     FIRM
                                                                    SHARES
UNDERWRITERS                                                    TO BE PURCHASED
------------                                                    ---------------


Oscar Gruss & Son Incorporated...............................
Kaufman Bros., L.P...........................................












                                                                    ---------
                  Total......................................       1,600,000
                                                                    =========

                                    EXHIBIT A

                           [REPRESENTATIVES' WARRANT]








                                     WARRANT


     THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

     VOID AFTER 5:00 P.M., NEW YORK TIME, ON [insert date of fifth anniversary of closing] _______________, 2001, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

                               WARRANT TO PURCHASE


                               [-----------------]

                             SHARES OF COMMON STOCK

                                       OF

                             BOSTON BIOMEDICA, INC.



No. W-___

         This certifies that, for and in consideration of services rendered and in connection with the initial public offering of Common Stock of the Company named below (the "OFFERING") and other good and valuable consideration, [Oscar Gruss & Son Incorporated/Kaufman Bros., L.P.] and its registered, permitted assigns (collectively, the "WARRANTHOLDER"), is entitled to purchase from Boston Biomedica, Inc., a corporation incorporated under the laws of the Commonwealth of Massachusetts (the "COMPANY"), subject to the terms and conditions hereof, at any time on or after 9:00 a.m., New York time, on [insert date of closing] _____________,

1997 and before 5:00 p.m., New York time on [insert date of fifth anniversary at closing] ______________, 2001 (or, if such day is not a Business Day, at or before 5:00 p.m., New York time, on the next following Business Day), up to 160,000 fully paid and nonassessable shares of Common Stock of the Company at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article 3 hereof.

                                    ARTICLE 1

                               DEFINITION OF TERMS

         As used in this Warrant, the following capitalized terms shall have the following respective meanings:

         (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

         (b) Common Stock: Common Stock, $.01 par value per share, of the Company.

         (c) Common Stock Equivalents: Securities that are convertible into or exercisable for shares of Common Stock.

         (d) Demand Registration: See Section 6.2.

         (e) Exchange Act: The Securities Exchange Act of 1934, as amended.

         (f) Exercise Price: $___ per Warrant Share, equal to 135% of the initial price to public in the offering as set forth on the cover page of the prospectus, dated _____, 1996, with respect to the initial public offering of the Company's Common Stock, as such price may be adjusted from time to time pursuant to Article 3 hereof.

         (g) Expiration Date: 5:00 p.m., New York time, on [fifth anniversary of closing] _____________, 2001, or if such day is not a Business Day, the next succeeding day which is a Business Day.

         (h) Holder: A Holder of Registrable Securities.

         (i) NASD: National Association of Securities Dealers, Inc.

         (j) Net Issuance Exercise Date: See Section 2.3.

         (k) Net Issuance Right: See Section 2.3.

         (l) Net Issuance Warrant Shares: See Section 2.3.

         (m) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

         (n) Piggyback Registration: See Section 6.1.

         (o) Prospectus: Any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, or to which a Term Sheet (as defined in Rule 434 under the Securities Act) relates, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all materials incorporated by reference in such Prospectus.

         (p) Public Offering: A public offering of any of the Company's equity or debt securities pursuant to Registration Statement under the Securities Act.

         (q) Registrable Securities: Any Warrant Shares issued to __________ [Oscar Gruss & Son Incorporated/Kaufman Bros., L.P.] and/or its designees or transferees and/or other securities that may be or are issued by the Company upon exercise of the Warrants, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article 3 hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (ii) they shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

         (r) Registration Expenses: Any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses; (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; and (v) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of any special experts retained by the underwriters in connection with the requested registration, but excluding underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

         (s) Registration Statement: Any registration statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

         (t) SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

         (u) Securities Act: The Securities Act of 1933, as amended.

         (v) 25% Holders: At any time as to which a Demand Registration is requested, the Holder and/or the holders of any other Warrants and/or the holders of Warrant Shares who have the right to acquire or hold, as the case may be, not less than 25% of the combined total of Warrant Shares issuable and Warrant Shares outstanding (other than Warrant Shares which are no longer Registrable Securities by reason of the proviso to the definition of the term "Registrable Securities") at the time such Demand Registration is requested.

         (w) Warrant Shares: Common Stock, Common Stock Equivalents and other securities purchased or purchasable upon exercise or conversion of the Warrants.

         (x) Warrantholder: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

         (y) Warrants: This Warrant, all other warrants issued on the date hereof and all other warrants that may be issued in its or their place (together evidencing the right to purchase an aggregate of up to 160,000 shares of Common Stock), originally issued as set forth in the definition of Registrable Securities.

                                    ARTICLE 2

                        DURATION AND EXERCISE OF WARRANT

2.1      DURATION OF WARRANT

         The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 a.m., New York time, on ____________, 1997 [one year after the date of closing] and before 5:00 p.m., New York time, on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

2.2      METHOD OF EXERCISE

                  (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at 375 West Street, West Bridgewater, Massachusetts 62379, or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and, in the event of an exercise for cash pursuant to Section 2.3(a), accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

                  (b) Upon receipt of this Warrant with the Exercise Form fully executed and, in the event of an exercise for cash pursuant to Section 2.3(a), accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article 3 hereof, if any, and as provided in Section 2.4 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. A net issuance exercise pursuant to Section 2.3(b) shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "NET ISSUANCE EXERCISE DATE"), and, at the election of the Holder hereof, may be made contingent upon the closing of the sale of the Warrant Shares in a Public Offering. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the time of receipt of the Exercise Form and payment in accordance with the preceding sentence, in the case of an exercise for cash pursuant to Section 2.3(a), or as of the Net Issuance Exercise Date, in the case of a net issuance exercise pursuant to
Section 2.3(b), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may, in the case of an exercise for cash pursuant to
Section 2.3(a) or in the case of a net issuance exercise prior to the satisfaction of any holding period required by Rule 144 promulgated under the Securities Act, require the Warrantholder to make such representations, and may place the legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

                  (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute as of the exercise date (or, if later, the Net Issuance Exercise Date) a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder within 10 days following the exercise date (or, if later, the Net Issuance Exercise Date).

                  (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issuance of any Warrant Shares.

2.3      EXERCISE OF WARRANT

                  (a) Right to Exercise for Cash. This Warrant may be exercised by the Holder by delivery of payment to the Company, for the account of the Company, by cash, by certified or bank cashier's check or by wire transfer, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

                  (b) Right to Exercise on a Net Issuance Basis. In lieu of exercising this Warrant for cash pursuant to Section 2.3(a), the Holder shall have the right to exercise this Warrant or any portion thereof (the "NET ISSUANCE RIGHT") into shares of Common Stock as provided in this Section 2.3(b) at any time or from time to time during the period specified in Section 2.1 hereof by the surrender of this Warrant to the Company with a duly executed and completed Exercise Form marked to reflect net issuance exercise. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant and noted on the Exercise Form (the "NET ISSUANCE WARRANT SHARES"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise Price of the Net Issuance Warrant Shares immediately prior to the exercise of the Net Issuance Right from (B) the aggregate fair market value of the Net Issuance Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Net Issuance Exercise Date (as herein defined).

         Expressed as a formula, such net issuance exercise shall be computed as follows:


         X =      B-A
                   Y


 Where:           X =      the  number  of  shares  of  Common Stock that may be
                           issued to the Holder

                  Y = the fair market value ("FMV") of one share of Common Stock as of the Net Issuance Exercise Date

                  A = the aggregate Exercise Price (i.e., the product determined by multiplying the Net Issuance Warrant Shares by the Exercise Price)

                  B = the aggregate FMV (i.e., the product determined by multiplying the FMV by the Net Issuance Warrant Shares)


                  (c)  Determination  of Fair Market Value. For purposes of this
Section 2.3, "FAIR MARKET VALUE" of a share of Common Stock as of the Net Issuance Exercise Date shall mean:

                           (i)  if  the  Net  Issuance  Right  is  exercised  in
connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final Prospectus with respect to such offering.

                           (ii) if the Net  Issuance  Right is not  exercised in
connection with and contingent upon a Public Offering, then as follows:

                           (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Net Issuance Exercise Date;

                           (B) If traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the last reported sales prices of the Common Stock on such Market over the 30-day period ending five business days prior to the Net Issuance Exercise Date;

                           (C) If traded over-the-counter other than on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Net Issuance Exercise Date; and

                           (D) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the Company are unable to so agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder.

2.4      RESERVATION OF SHARES

         The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as contemplated by Sections 2.2(b) and 5.2) and free and clear of all preemptive and other similar rights.

2.5      FRACTIONAL SHARES

         The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant, pay to the Warrantholder an amount in cash equal to the fair market value of such fractional share as of the exercise date (or, if applicable and a later date, the Net Issuance Exercise Date).

2.6      LISTING

         Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                                    ARTICLE 3

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article 3.

3.1      MECHANICAL ADJUSTMENTS

                  (a) If at any time prior to the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number of Warrant Shares issuable upon exercise of the Warrant and/or the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3.1(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                  (b) If any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making of a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.1(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth, or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3.1(b)) (any such nonexcluded event being herein called a "SPECIAL DIVIDEND")), the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (as defined in Section 3.1(e)) on such record date less the fair market value (as determined in good faith by the Board of Directors of the Company) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be the then current market price per share of Common Stock (as so determined). Any adjustments required by this Section 3.1(b) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

                  (c) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

                  (d) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to one or more of paragraphs (a) and (b) of this
Section 3.1, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (e) For the purpose of any computation under this Section 3.1, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

                  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3.1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this
Section 3.1 to the  contrary,  the

Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                  (g) In the event that at any time, as a result of any adjustment made pursuant to Section 3.1(a), the Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 3.1.

                  (h) In case any event shall occur as to which the other provisions of this Article 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Warrantholders representing the right to purchase a majority of the Warrant Shares subject to all outstanding
Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Warrantholder and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

                  (i) If, as a result of an  adjustment  made  pursuant  to this
Article 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

3.2      NOTICES OF ADJUSTMENT

         Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

3.3      NO ADJUSTMENT FOR DIVIDENDS

         Except as provided in Section 3.1 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

3.4      PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS

         In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Article 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this

Warrant. The provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

3.5      FORM OF WARRANT AFTER ADJUSTMENTS

         The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

3.6      TREATMENT OF WARRANTHOLDER

         Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                    ARTICLE 4

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

4.1      NO RIGHTS AS SHAREHOLDERS; NOTICE TO WARRANTHOLDERS

         Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

                  (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a cash dividend subject to the parenthetical set forth in Section 3.1(b)) to all holders of Common Stock;

                  (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

                  (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

                  (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

         Such notice shall be given (i) at least 10 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

4.2      LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS

         If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its reasonable judgment impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                    ARTICLE 5

                       SPLIT-UP, COMBINATION, EXCHANGE AND
                     TRANSFER OF WARRANTS AND WARRANT SHARES

5.1      SPLIT-UP, COMBINATION AND EXCHANGE OF WARRANTS

         This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

5.2      RESTRICTIONS ON TRANSFER, RESTRICTIVE LEGENDS

         Except as otherwise permitted by this Section 5.2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant issued pursuant to Section 5.1 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         Except as otherwise permitted by this Section 5.2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UwNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if (i) the issuance of such Warrant Shares has been registered under the Securities Act, (ii) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor thereto) or
(iii) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

                                 ARTICLE 6

               REGISTRATION UNDER THE SECURITIES ACT OF 1933

6.1      PIGGYBACK REGISTRATION

                  (a) Right to Include Registrable Securities. If at any time or from time to time prior to the second anniversary of the Expiration Date, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities or would not be available for the Registrable Securities) (a "PIGGYBACK REGISTRATION"), it shall as expeditiously as possible give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 6.1. Such rights are referred to hereinafter as "PIGGYBACK REGISTRATION RIGHTS." Upon the written request of any such Holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holders thereof and the Company shall keep such registration statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 90 days).

                  (b) Withdrawal of Piggyback Registration by Company. If, at any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration. All best efforts obligations of the Company pursuant to Section 6.4 shall cease if the Company determines to terminate prior to such effective date any registration where Registrable Securities are being registered pursuant to this Section 6.1.

                  (c) Piggyback Registration of Underwritten Public Offering. If a Piggyback Registration involves an offering by or through underwriters, then
(i) all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) any Holder requesting to have his, her or its Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or its Registrable Securities so included in connection with such registration.

                  (d) Payment of Registration Expenses for Piggyback Registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 6.1.

                  (e) Priority in Piggyback Registration. If a Piggyback Registration involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises each Holder requesting to have Registrable Securities included in the Company's Registration Statement that such inclusion would materially adversely affect such offering; provided, that (i) if other selling shareholders without contractual registration rights have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by selling shareholders without registration rights before any reduction or elimination of Registrable Securities; and (ii) any such reduction or elimination (after taking into account the effect of clause (i)) shall be pro rata to all other selling shareholders with contractual registration rights.

6.2      DEMAND REGISTRATION

                  (a) Request for Registration. If, at any time prior to the Expiration Date, any 25% Holders request that the Company file a registration statement under the Securities Act, as soon as practicable thereafter the Company shall use its best efforts to file a registration statement with respect to all Warrant Shares that it has been so requested to include and obtain the effectiveness thereof, and to take all other action necessary under federal or state law or regulation to permit the Warrant Shares that are held and/or that may be acquired upon the exercise of the Warrants specified in the notices of the Holders or holders hereof to be sold or otherwise disposed of, and the Company shall maintain such compliance with each such federal and state law and regulation for the period necessary for such Holders or holders to effect the proposed sale or other disposition; provided, however, the Company shall be entitled to defer such registration for a period of up to 60 days if and to the extent that its Board of Directors shall determine in good faith that such registration would require disclosure of information not then otherwise required to be disclosed and that such disclosure would adversely affect any material business situation, transaction or negotiation then proposed, contemplated or being engaged in by the Company. The Company shall also promptly give written notice to the Holders and the holders of any other Warrants and/or the holders of any Warrant Shares who or that have not made a request to the Company pursuant to the provisions of this Section 6.2(a) of its intention to effect any required registration or qualification, and shall use its best efforts to effect as expeditiously as possible such registration or qualification of all such other Warrant Shares that are then held and/or that may be acquired upon the exercise of the Warrants, the Holders or holders of which have requested such registration or qualification, within 15 days after such notice has been given by the Company, as provided in the preceding sentence. The Company shall be required to effect a registration or qualification pursuant to this Section 6.2(a) on one occasion only.

                  (b) Payment of Registration Expenses for Demand Registration. The Company shall pay all Registration Expenses in connection with the Demand Registration.

                  (c) Selection of Underwriters. If any Demand Registration is requested to be in the form of an underwritten offering, the managing underwriter shall be Oscar Gruss & Son Incorporated and the co-manager (if any) and the independent price required under the rules of the NASD (if any) shall be selected and obtained by the Holders of a majority of the Warrant Shares to be registered. Such selection shall be subject to the Company's consent, which consent shall not be unreasonably withheld. All fees and expenses (other than Registration Expenses otherwise required to be paid) of any managing underwriter, any co-manager or any independent underwriter or other independent price required under the rules of the NASD shall be paid for by such underwriters or by the Holders or holders whose shares are being registered. If Oscar Gruss & Son Incorporated should decline to serve as managing underwriter, the Holders of a majority of the Warrant Shares to be registered may select and obtain one or more managing underwriters. Such selection shall be subject to the Company's consent, which shall not be unreasonably withheld.

                  (d) Procedure for Requesting Demand Registration. Any request for a Demand Registration shall specify the aggregate number of the Registrable Securities proposed to be sold and the intended method of disposition. Within 10 days after receipt of such a request the Company will give written notice of such registration request to all Holders, and, subject to the limitations of
Section 6.2(b), the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15

Business Days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

6.3      BUY-OUTS OF REGISTRATION DEMAND

         In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any Registrable Securities pursuant to this Article 6, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered in an amount in cash equal to the difference between (a) 95% of the last sale price of the Common Stock on the day the request for registration is made and
(b) the Exercise Price in effect on such day; provided, however, that the Holder or Holders may withdraw such request for registration rather than accept such offer by the Company.

6.4      REGISTRATION PROCEDURES

         If and whenever the Company is required to use its best efforts to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held or that may be acquired upon exercise of the Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article 6, the Company shall, as expeditiously as practicable:

                  (a) prepare and file with the SEC, as soon as practicable within 60 days after the end of the period within which requests for registration may be given to the Company (but subject to the provision for deferral contained in Section 6.2(a) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statements to become effective; provided, that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for 180 days if the offering is not underwritten, provided, that such 180 day period shall be extended by the number of days a Prospectus is not available pursuant to Section 6.4(k) because of the occurrence of an event set forth in Section 6.4(c)(vi); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

                  (c) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by paragraph (m) below ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; and (vi) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading:

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (e) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best-efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (g) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

                  (h) prior to any public offering of Registrable Securities, cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to qualify to do business in any jurisdiction where it not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject;

                  (i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

                  (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (k) upon the occurrence of any event contemplated by Section 6.4(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (l) with respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Holders of a majority of such issue or class of Registrable Securities;

                  (m) enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters (or the Holders of the Registrable Securities if such offering is not underwritten), in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof

(which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters (or the Holders of the Registrable Securities if such offering is not underwritten) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (or the Holders of the Registrable Securities if such offering is not underwritten);
(iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters (or the Holders of the Registrable Securities if such offering is not underwritten), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 6.5 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder;

                  (n) make available for inspection by one or more representatives of the Holders of Registrable Securities being sold, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

                  (o) otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each such Holder and each such underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such Holder or underwriter shall have requested that the Registrable Securities be sold.

         Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

         The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

6.5      INDEMNIFICATION

                  (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder, its officers, directors and agents and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any Person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) Indemnification by Holder. In connection with each Registration Statement, each Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.5(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

                  (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6.5(a) or 6.5(b) shall be available to any party who shall fail to give notice as provided in this Section 6.5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties,
(ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

                  (d) Contribution. In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this
Section 6.5 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything to the contrary in this Section 6.5(d), no selling Holder of Registrable Securities shall be required to contribute any amount in excess of the net proceeds it received in connection with its sale of Registrable Securities.

                  (e) Underwriting Agreement to Control. Notwithstanding the foregoing provisions of this Section 6.5, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

                  (f)   Specific   Performance.   The  Company  and  the  Holder
acknowledge that remedies at law for the enforcement of this Section 6.5 may be inadequate and intend that this Section 6.5 shall be specifically enforceable.

                  (g) Survival of Obligations. The obligations of the Company and the Holder under this Section 6.5 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Article 6, and otherwise.

6.6      REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

         With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined us SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                                    ARTICLE 7

                                  OTHER MATTERS

7.1      BINDING EFFECTS; BENEFITS

         This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

7.2      NO INCONSISTENT AGREEMENTS

         The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

7.3      ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES

         The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

7.4      INTEGRATION/ENTIRE AGREEMENT

         This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

7.5      AMENDMENTS AND WAIVERS

         The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Holders shall be bound by any consent authorized by this

Section whether or not certificates representing such Registrable Securities have been marked to indicate such consent.

7.6      COUNTERPARTS

         This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.7      GOVERNING LAW

         This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

7.8      SEVERABILITY

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

7.9      ATTORNEYS' FEES

         In any action or proceeding brought to enforce any provisions of this Warrant, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

7.10     COMPUTATIONS OF CONSENT

         Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

7.11     NOTICE

         Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Holder addressed to him in care of [Oscar Gruss & Son Incorporated, 74 Broad Street, New York, New York 10004] [Kaufman Bros., L.P., 800 Third Avenue, New York, New York 10022], or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at: 375 West Street, West Bridgewater, massachusetts 02379, Attention:
Secretary, with a copy to Brown, Rudnick, Freed & Gesmer, P.C., One Financial Center, Boston, Massachusetts 02111, Attention: Steven R. London, Esq. or if the Company has designated, by notice in writing to the Holder, any other address, to such other address.

7.12  TRANSFER

         Notwithstanding anything to the contrary contained herein, the Warrantholder will not sell, assign, pledge, or transfer this Warrant, except to its officers or partners, or to the officers or partners of an underwriter of the Offering for a period of one year from the date hereof.

         The Company may change its address by written notice to the Holder and the Holder may change its address by written notice to the Company.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the ____ day of _______________, 1996.


                                             BOSTON BIOMEDICA, INC.


                                             By: ______________________________

                                             Title: ___________________________



Attest: _______________________

Clerk
                                      A-35



                                  EXERCISE FORM

                    (To be executed upon exercise of Warrant)



Boston Biomedica, Inc.
375 West Street
West Bridgewater, Massachusetts 02379


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):
          _
         |_| herewith tenders payment for ______________ of the Warrant Shares to the order of Boston Biomedica, Inc. in the amount of $______ in accordance with the terms of this Warrant; or
          _
         |_| herewith tenders this Warrant for ______________ Warrant Shares pursuant to the net issuance exercise provisions of
                  Section 2.3(b) of this Warrant.

         Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any fractional share to:

                                     Name ______________________________________
                                          ______________________________________
                                          ______________________________________
                                          ______________________________________
                                          (Please print Name, Address and Social
                                           Security No.)
                                           Signature____________________________

                                            Note: The  above  signature   should
                                                  correspond  exactly  with  the
                                                  name on the first page of this
                                                  Warrant  Certificate  or  with
                                                  the   name  of  the



                                      A-36




                                                  assignee   appearing   in  the
                                                  assignment form below.


         If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                      A-37




                                   ASSIGNMENT

                (To be executed only upon assignment of Warrant)


         For value received, ___________________ hereby sells, assigns and transfers unto __________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises:


Name(s) of                                                             No. of
Assignee(s)                        Address                        Warrant Shares
-----------                        -------                        --------------







And if said number of Warrant Shares shall not be all the Warrant Shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares registered by said Warrant.


Dated: ________________                Signature ______________________________

                                            Note: The  above  signature   should
                                                  correspond  exactly  with  the
                                                  name  on  the   face  of  this
                                                  Warrant

                                      A-38





                                    EXHIBIT B
                            FORM OF LOCK-UP AGREEMENT




                                                        __________________, 1996



Oscar Gruss & Son Incorporated
Kaufman Bros., L.P.
As Representative of the several Underwriters
c/o Oscar Gruss & Son Incorporated
74 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         The undersigned understands that you propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Boston Biomedica, Inc. (the "Company") providing for the purchase by you and certain other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company and that the Underwriters propose to offer the Shares to the public. The undersigned further understands that the proposed sale of such Shares is the subject of a Registration Statement on Form S-1 which will be filed with the Securities and Exchange Commission and which will include a form of preliminary prospectus to be used in offering such Shares to the public.

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that without the prior written consent of Oscar Gruss & Son Incorporated, which consent may be withheld in the sole discretion of Oscar Gruss & Son Incorporated, the undersigned will not (i) offer to sell, contract to sell, sell, distribute, grant any option to purchase, pledge, hypothecate, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock for a period of 180 days after the date of the final prospectus relating to the offering


                                      B-1






of the Shares to the public by the Underwriter except for the exercise by the undersigned of outstanding options granted by the Company or pursuant to any options granted or to be granted pursuant to employee stock option plans (but not the sale, distribution, pledge, hypothecation or other disposition of Common Stock received upon such exercise) or (ii) in connection with the offering of the Shares to the public by the Underwriter and for 365 days after the date of the final prospectus relating thereto exercise any registration rights, whether held by the undersigned on the date hereof or hereafter acquired, with respect to any shares of Common Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock. Prior to the expiration of such periods, the undersigned will not announce or disclose any intention to do anything after the expiration of such periods which the undersigned is prohibited, as provided in the preceding sentence, from doing during such periods. After such periods, all shares of Common Stock owned by the undersigned may be sold or registered, as the case may be, without restriction hereunder, subject to applicable securities laws and regulations.

         The undersigned agrees that the provisions of this Agreement shall be binding upon the successors, assigns, heirs and personal representatives of the undersigned.

         In furtherance of the foregoing, the undersigned agrees that the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

         It is understood that, if the Underwriting Agreement does not become effective prior to ________________, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned's obligations under this Agreement shall terminate.

                                                Very truly yours,



                                                By:____________________________


                                      B-2





                                                -------------------------------
                                                      Print name and title
                                                         (if applicable)


                                       B-3